SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12

                         COMMUNITY FIRST BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid


--------------------------------------------------------------------------------

      Fee paid previously with preliminary materials

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         COMMUNITY FIRST BANCORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Community First Bancorporation will be held at the Seneca Office of Community First Bank, 1600 Sandifer Boulevard, Seneca, South Carolina, on Tuesday, April 27, 2004, at 1:30 p.m., for the following purposes:

     (1)  To elect three directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 1, 2004, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2004 Proxy Statement. Also included is the Company's 2003 Annual Report to Shareholders.

                                  By Order of the Board of Directors



April 5, 2004                      Frederick D. Shepherd, Jr.
                                   President

                         COMMUNITY FIRST BANCORPORATION
                            3685 Blue Ridge Boulevard
                         Walhalla, South Carolina 29691
                                 (864) 638-2105

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 1:30 p.m. on Tuesday, April 27, 2004 in Community First Bank's Seneca Office, 1600 Sandifer Boulevard, Seneca, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 5, 2004, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2003, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Frederick D. Shepherd, Jr., President, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691, or by mailing to Mr. Shepherd at Post Office Box 1097, Walhalla, South Carolina 29691, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the  close of  business  on  March  1,  2004,  there  were  outstanding
2,394,097 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 1, 2004 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2005 Annual Meeting may do so by mailing them in writing to Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 1097, Walhalla, South Carolina 29691, or by delivering them in writing to Mr. Shepherd at the Company's main office, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691. Such written proposals must be received prior to December 7, 2004, for inclusion, if otherwise appropriate, in the Company's 2005 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 20, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS

      Set forth below is information as of March 1, 2004 about persons who are currently beneficial owners of 5% or more of the Company's common stock.

 Name and                          Number of Shares          % of outstanding
  Address                         Beneficially owned           common stock
-----------                       ------------------         ----------------

Frederick D. Shepherd, Jr.              193,381(1)                 7.9%
P. O. Box 1097
Walhalla, S.C. 29691

James E. Turner                         150,906(2)                 6.3%
P. O. Box 367
Seneca, S.C. 29679

----------
   (1)  Includes presently exercisable options to purchase 55,608 shares.
   (2)  Includes presently exercisable options to purchase 12,238 shares.

         The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT OF THE COMPANY."

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for the next three years, their terms expiring at the 2007 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated Robert H. Edwards, Blake L. Griffin and Gary
V. Thrift each to serve a three year term. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "MANAGEMENT OF THE COMPANY - Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Edwards, Griffith and Thrift. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

Management Security Ownership, Positions with the Company and Terms of Office

         The table below shows as to each director and nominee his name and positions held with the Company, the period during which he has served as a director of the Company, and the number of shares of the Company's common stock owned by him at March 1, 2004. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified.

                                             NUMBER OF          % OF SHARES       POSITIONS WITH        DIRECTOR
                                  AGE        SHARES(1)          OUTSTANDING         THE COMPANY          SINCE*
                                  ---        ---------          -----------         -----------          ------

         Nominees for re-election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2007 are:

Robert H. Edwards                 73           88,651(2)            3.7%             Director             1989
Walhalla, S.C.

Blake L. Griffith                 68          112,145(3)            4.7%             Director             1995**
Walhalla, S.C.

Gary V. Thrift                    43           68,003(4)            2.8%             Director             1995***
Seneca, S.C.

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2006 are:

Larry S. Bowman, M.D.             55           75,596(5)            3.1%           Vice Chairman          1989
Seneca, S.C.                                                                       and Director

William M. Brown                  58           76,567(6)            3.2%           Director and           1989
Salem, S.C.                                                                          Secretary

John R. Hamrick                   56           74,413(7)            3.1%             Director             1989
Seneca, S.C.

Frederick D. Shepherd, Jr.        63          193,381(8)            7.9%       Director, President,       1989
Walhalla, S.C.                                                                Chief Executive Officer
                                                                                    and Treasurer


                                       3

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2005 are:

James E. McCoy                    66           93,713(9)            3.9%           Chairman and             1989
Walhalla, S.C.                                                                       Director

James E. Turner                   67          150,906(10)           6.3%             Director               1989
Seneca, S.C.

Charles L. Winchester             63          101,162(11)           4.2%             Director               1989
Sunset, S.C.

All Directors, nominees
and executive officers
as a group (10 persons)                     1,034,537(12)           40.4%

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.
--------------------
*Includes service as a director of Community First Bank prior to its acquisition by the Company in 1997.
**Mr. Griffith previously served on the Board of Directors from 1989 to 1993. ***Mr. Thrift previously served on the Board of Directors from 1989 to 1992.

(1) Includes for each non-employee director 12,238 shares subject to currently exercisable options.
(2) Includes 22,530 shares jointly owned with Ruth D. Edwards, Mr. Edward's wife; 5,409 shares owned by Ruth D. Edwards; 8,414 shares owned by Robert
     H. Edwards LLC; and 3,526 shares held as trustee for Mr. Edwards' grandchildren.
(3) Includes 14,601 shares owned by Susan P. Griffith, Mr. Griffith's wife; and 85,174 shares jointly owned with Susan P. Griffith.
(4) Includes 13,259 shares held as guardian for Mr. Thrift's children; 332 shares owned by Catherine Thrift, Mr. Thrift's wife; and 666 shares owned jointly with Catherine Thrift.
(5) Includes 31,259 shares jointly owned with Mary M. Bowman, Dr. Bowman's wife; 13,551 shares owned by Mary M. Bowman; 1,335 shares owned by Dr. Bowman's daughter; and 14,944 shares held as trustee for Dr. Bowman's children.
(6) Includes 3,554 shares held as custodian for Mr. Brown's son; and 2,842 shares owned by Annie B. Brown, Mr. Brown's wife.
(7) Includes 1,609 shares jointly owned with Frances R. Hamrick, Mr. Hamrick's wife; 4,474 shares owned by Mr. Hamrick's Defined Benefit Plan; 856 shares held as trustee for Mr. Hamrick's daughters; 5,128 shares owned by Mrs. Hamrick's Defined Benefit Plan; and 2,175 shares owned by Mr. Hamrick's daughters.
(8)  Includes presently exercisable options to purchase 55,608 shares.
(9) Includes 72,313 shares over which Mr. McCoy shares voting control with his wife, Charlotte B. McCoy, and an additional 430 shares owned by Charlotte
     B. McCoy.
(10) Includes 17,796 shares owned by Patricia S. Turner, Mr. Turner's wife.
(11) Includes 34,965 shares jointly owned with Joan O. Winchester, Mr. Winchester's wife; 2,596 shares owned by Joan O. Winchester; and 1,547 shares held as custodian for Mr. Winchester's grandchildren.
(12) Includes presently exercisable options to purchase 165,750 shares.


Directors' Business Experience For The Past Five Years

Larry S. Bowman, M.D.         Orthopedic  surgeon  with  Blue  Ridge  Orthopedic
                              Association, P.A.

William M. Brown              President and Chief  Executive  Officer of Lindsay
                              Oil Company, Inc.

Robert H. Edwards             President of Edwards Auto Sales.

Blake L. Griffith             President  of  Griffith   Properties,   LLC  since
                              September  1998;   formerly  President  and  Chief
                              Executive Officer of Next Day Apparel, Inc.

John R. Hamrick               President  of  Lake  Keowee  Real  Estate,   Inc.;
                              President of John Hamrick Real Estate

James E. McCoy                Plant Manager of Timken Company.

Frederick D. Shepherd, Jr.    President,  Chief Executive  Officer and Treasurer
                              of  Community  First Bank since  1989;  President,
                              Chief  Executive  Officer  and  Treasurer  of  the
                              Company since May, 1997.

Gary V. Thrift                President, Thrift Development Corporation (general
                              contractor),  since February 1996; Vice President,
                              Thrift  Group,  Inc.  (building  supplies),  since
                              July, 2001.

James E. Turner               Chairman of the Board of Turner's Jewelers, Inc.

Charles L. Winchester         President,  Winchester  Lumber  Company,  Inc.  of
                              Salem,  South  Carolina;  Vice  President,  Boones
                              Lumber Company.

         Neither the principal executive officer nor any directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors and Director Attendance at the Annual Meeting of Shareholders

         During the last full fiscal year, ending December 31, 2003, the Board of Directors of the Company met five times, including regular and special meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing not less than 14 days nor more than 50 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 14 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

         Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Edwards, Hamrick, Thrift and Winchester. The Audit Committee met three times in 2003. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

         Compensation Committee

         Although the Company does not have a standing compensation committee of the Board of Directors or a committee serving similar functions, Community First Bank (the "Bank") has a compensation committee that makes recommendations to the Board of Directors of the Bank concerning compensation of the Chief Executive Officer of the Bank and the Company. The members of the Bank's Compensation Committee are Messrs. McCoy (chair), Brown, Bowman and Winchester.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 2003.

                           Summary Compensation Table

                                                                                      Long Term
                                                                                    Compensation
                                                                                    ------------
                                                  Annual Compensation                  Awards
                                                  -------------------                  ------
                                                                                      Number of
                                                                                     Securities
                                                                                     Underlying          All Other
                                                                                       Options            Compen-
Name and Principal Position         Year         Salary(1)           Bonus           Awarded(2)          sation(3)
---------------------------         ----         ---------           -----         --------------        ---------

Frederick D. Shepherd, Jr.          2003        $262,387           $44,721                  -0-          $34,093
     President, Chief Executive     2002        $229,569               -0-                7,718          $32,670
     Officer and Treasurer          2001         217,377               -0-                8,103           28,131

---------------
(1) Includes $10,000 of director's fees in 2003 and $6,000 in each of 2002 and 2001. The Company also pays club dues for Mr. Shepherd and provides him with the use of a Company car for business and personal use. The total of such benefits paid for Mr. Shepherd was less than 10% of his annual salary and bonus payments. Mr. Shepherd participates in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.
(2) Adjusted for 5% stock dividends effective December 21, 2001, November 28, 2002 and November 28, 2003.
(3) Includes $6,000 of matching contributions paid by the Company pursuant to the 401(k) plan in 2003 and $5,500 in each of 2002 and 2001; term life insurance premiums of $3,569 in 2003, $3,484 in 2002 and $2,930 in 2001;
     and split dollar life insurance premiums of $24,524 in 2003, $23,686 in 2002 and $20,201 in 2001.

                        Option Grants in Last Fiscal Year

         No options were granted to Mr. Shepherd in 2003.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by Mr. Shepherd at December 31, 2003. This information has been adjusted to reflect stock dividends and splits effected in 2003 and earlier.


                                                                          Number of Securities           Value of Unexercised
                                                                         Underlying Unexercised              In-the-Money
                                         Shares Acquired     Value          Options 12/31/03              Options 12/31/03(1)
Name                                       on Exercise     Realized   Exercisable     Unexercisable   Exercisable      Unexercisable
----                                     ---------------   --------   -----------     -------------   -----------      -------------

Frederick D. Shepherd, Jr. ...........        -0-            -0-         71,148           8,358          $603,010         $10,871

 (1) Based on a price of $16.34 per share, the weighted average price at which the Company's Common Stock has traded during the past year in trades of which the Company has knowledge, and exercise prices ranging from $3.79 to $14.97 per share. The weighted average price has been adjusted to reflect the 5% stock dividend effected in 2003. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

 1989 Stock Option Plan and 1998 Stock Option Plan

         The Company has adopted two stock option plans, both of which have been approved by the shareholders. The 1989 Stock Option Plan reserved 373,796 shares of the Company's Common Stock for issuance to eligible employees upon exercise of options. The 1998 Stock Option Plan reserved 534,823 shares of the Company's Common Stock for issuance to eligible employees and directors upon exercise of options. Under both plans, the Board of Directors or a committee appointed by the Board of Directors, determines the persons to whom options will be granted and sets the terms of the options within the parameters of the plans. At December 31, 2003, under the 1989 Plan, options to purchase 101,503 shares of Common Stock were outstanding, all of which were exercisable. The exercisable options have an average exercise price of $5.14 per share. The 1989 Plan had a ten year term and has, therefore, terminated. Although options may still be exercised under the 1989 Plan, no further options may be granted under the 1989 Plan. At December 31, 2003, under the 1998 Plan, options to purchase 245,233 shares of Common Stock were outstanding, 275,822 shares were available for grant pursuant to options, and options to purchase 187,023 shares were exercisable. The exercisable options have an average exercise price of $12.32 per share.

         The number of shares and average prices in this section have been retroactively adjusted to reflect stock dividends and splits effective through December 31, 2003.

Compensation of Directors

         Directors receive compensation of $700 for each regular meeting of the Board of Directors of the Company attended and $600 for each regular meeting of the Board of Directors of the Bank attended.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2003 was $8,072,649. During 2003, $2,639,969 of new loans were made and repayments totaled $4,779,439.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and written representations of the persons subject to Section 16(a), it appears that all such reports for these persons were filed in a timely fashion during 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected J. W. Hunt and Company, L.L.P., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2004. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Change of Accountants

         Legislation and Securities Exchange Commission rules adopted in 2002 have significantly increased, and will continue to increase, the regulatory burdens on audit firms that audit the financial statements of companies that are subject to the reporting requirements of the Securities Exchange Act of 1934. Consequently, many smaller audit firms are deciding to limit their audit practice to companies that are not subject to the 1934 Act. Donald G. Jones and Company, P.A., which served as the Company's principal independent accountant since the Company's inception, is one such firm. Accordingly, effective November 19, 2002 Donald G. Jones and Company, P.A. resigned as the Company's principal independent public accountant. J. W. Hunt and Company, L.L.P. was engaged by the Company on November 19, 2002 to audit the Company's financial statements for the year ended December 31, 2002, and was also selected to audit the Company's financial statements for the year ending December 31, 2003.

         Donald G. Jones and Company's report on the Company's financial statements for the year ended December 31, 2001 neither contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Donald G. Jones and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Donald G. Jones and Company's satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2003 and 2002, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2002 and 2003, respectively, J. W. Hunt and Company, L.L.P. billed the Company an aggregate of $10,250 and $33,242 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2002 and 2003, respectively, J. W. Hunt and Company, L.L.P. did not bill the Company for any audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal, state and international tax compliance. Fees for other tax services include fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation. For the year ended
December 31, 2003, J. W. Hunt and Company, L.L.P., billed the Company an aggregate of $5,230 for tax fees and did not bill the Company for any tax fees in 2002.

All Other Fees

         All other fees include fees for all services other than those reported above. For the years ended December 31, 2002 and 2003, J. W. Hunt and Company, L.L.P., did not bill the Company for any other fees.

         In making its decision to recommend appointment of J. W. Hunt and Company, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J. W. Hunt and Company, L.L.P.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee has discussed with the Company's independent auditors, J. W. Hunt and Company, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from J. W. Hunt and Company, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with J. W. Hunt and Company, L.L.P., their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         Robert H. Edwards                Gary V. Thrift
         John R. Hamrick                  Charles L. Winchester

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2003, free of charge by requesting such form in writing from Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 1097, Walhalla, South Carolina 29691. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                         COMMUNITY FIRST BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 27, 2004

         James E. McCoy or Benjamin L. Hiott, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2004, and at any adjournment thereof, as follows:

1.   ELECTION OF    [ ] FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
     DIRECTORS TO       below (except any I have        to vote for all nominees
     HOLD OFFICE        written below)                  below
     FOR THREE
     YEAR TERMS

Robert H. Edwards, Blake L. Griffith and Gary V. Thrift

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                  ,  2004       __________________________________________
       -----------------

                                      ------------------------------------------